Exhibit 10.1
THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment to Credit Agreement (this “Third Amendment”) is entered into as of February 19, 2021, and effective in accordance with Section 2 below, by and among COBANK, ACB (“CoBank”) for its own benefit as a Syndication Party, and as the Administrative Agent for the benefit of the present and future Syndication Parties (in that capacity, “Administrative Agent”), the Syndication Parties party hereto, and CHS INC., a cooperative corporation formed under the laws of the State of Minnesota, whose address is 5500 Cenex Drive, Inver Grove Heights, Minnesota 55077 (“Borrower”).

Recitals:

A.    CoBank, in its capacity as Administrative Agent (“Administrative Agent”) and as a Syndication Party, the Syndication Parties signatory thereto (collectively with any Persons who have become or who become Syndication Parties, “Syndication Parties”), and Borrower have entered into that certain 2015 Credit Agreement (10-Year Term Loan) dated as of September 4, 2015 (as amended by that First Amendment to Credit Agreement dated as of June 30, 2016, that Second Amendment to Credit Agreement dated as of July 16, 2019, and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Syndication Parties have extended certain credit facilities to Borrower under the terms and conditions set forth in the Credit Agreement.

B.    Borrower has requested that the Administrative Agent and the Syndication Parties amend certain terms of the Credit Agreement, which the Administrative Agent and the Syndication Parties are willing to do under the terms and conditions as set forth in this Third Amendment.

Agreement:

Now, therefore, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

(a)    The following definitions are hereby added to Article 1 of the Credit Agreement in the appropriate alphabetical order:

Third Amendment: means that certain Third Amendment to Credit Agreement dated as of the Third Amendment Effective Date, by and among Borrower, the Syndication Parties party thereto and the Administrative Agent.

Third Amendment Effective Date: means February 19, 2021.

(b)    The definition of “Existing Loans” in Article 1 of the Credit Agreement, is hereby amended in its entirety to read as follows:

Existing Loans: means (a) all term loans outstanding immediately prior to the effectiveness of the Third Amendment and (b) all Loans which were converted into a separate tranche of term loan pursuant to Section 2.1.4 of this Agreement (prior to giving effect to the Third Amendment), with the sum of clauses (a) and (b) set forth on Schedule 1 hereto.

(c)    The definition of “Revolving Availability Period” in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows

Revolving Availability Period: means the period from the Third Amendment Effective Date until February 19, 2022.

(d)    The definition of “Revolving Commitment” in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

Revolving Commitment: means $366,000,000, subject to reduction as provided in Section 2.8 or 2.1.4 hereof. For the avoidance of doubt, the Revolving Commitment shall be fully drawn and funded on the Third Amendment Effective Date pursuant to Section 2.1.3.

(e)    The definition of “Revolving Loan Credit Agreement” in Article 1 of the Credit Agreement is hereby amended in its entirety to read as follows:

Revolving Loan Credit Agreement: means the 2019 Second Amended and Restated Credit Agreement (5-Year Revolving Loan) entered into on July 16, 2019 (as amended, restated, supplemented or otherwise modified) by and among CoBank, as joint lead arranger, administrative agent and bid agent, Coöperatieve Rabobank U.A., New York Branch and Sumitomo Mitsui Banking Corporation., as syndication agents, the other joint lead arrangers party thereto, the syndication parties party thereto and CHS Inc., as borrower.

(f)    In the definition of “Term Commitment” in Article 1 of the Credit Agreement, the reference to “First Amendment Effective Date” is hereby replaced with a reference to “Third Amendment Effective Date”.

(g)    Section 2.1.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

2.1.3    Converted Existing Loans. On the Third Amendment Effective Date:

(a)    the entirety of the Existing Loans in the aggregate outstanding principal amount of $366,000,000 (the “Converted Existing Loans”) shall be converted into a separate tranche of Revolving Loans hereunder (the “Initial Revolving Loans”) to be held by each Syndication Party pro rata based on such Syndication Party’s Applicable Percentage on the Third Amendment Effective Date;

(b)    the Initial Revolving Loans shall be deemed to continue as LIBO Rate Loans with the same interest rate and LIBO Rate Period as the then current interest rate and LIBO Rate Period with respect to the Converted Existing Loans;

(c)    [reserved];

(d)    the Administrative Agent shall, in consultation with Borrower, make such reallocations, sales, assignments or other relevant actions in respect of each Syndication Party’s credit and loan exposure under the Original Credit Agreement as are necessary in the judgment of the Administrative Agent in order that each such Syndication Party’s outstanding Loans hereunder reflect such Syndication Party’s ratable share of the Loans on the Third Amendment Effective Date; and

(e)    Borrower hereby agrees to compensate each Syndication Party for any and all losses, costs and expenses incurred by such Syndication Party in connection with the conversion of the Converted Existing Loans or the sale and assignment of any LIBO Rate Loans and such reallocation described above, in each case on the terms and in the manner set forth in Section 4.7.

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(g)    Section 3.6 of the Credit Agreement is hereby amended in its entirety to read as follows:

3.6     Revolving Facility Commitment Fees. Subject to Section 13.30, Borrower shall pay or cause to be paid a non-refundable fee (“Revolving Facility Commitment Fee”) calculated in arrears and which shall accrue beginning on the Third Amendment Effective Date and each month thereafter, until the earlier of (a) the Revolving Commitments have been terminated and the Syndication Parties have no further obligation to make a Revolving Loan and (b) the termination of the Revolving Availability Period. The Revolving Facility Commitment Fee for each such period shall be equal to (a) the average daily result of (i) the Revolving Commitment in effect during such period minus (ii) Revolving Loans during such period, (b) multiplied by the average daily Revolving Facility Commitment Fee Amount in effect during such period, as converted to a daily rate using a year of 360 days, (c) with the product thereof being further multiplied by the number of days in such period. The Revolving Facility Commitment Fee shall be payable to the Administrative Agent in arrears on the Banking Day coinciding with, or immediately preceding the fifth (5th) day after the close of each such month, for distribution to each Syndication Party in the ratio that its Individual Commitment with respect to the Revolving Facility bears to the Revolving Commitment as calculated by the Administrative Agent on the last day of each such month.

(h)    Exhibit 13.28 is hereby renamed “Third Amendment Effective Date Voting Participants” and amended and restated in its entirety to read as set forth on Exhibit 13.28 attached hereto.

(i)    Schedules 1 and 2 of the Credit Agreement are hereby amended and restated in their entireties to read as set forth on Schedule 1 and 2 attached hereto.

2.    Condition to Effectiveness of this Third Amendment. The effectiveness of this Third Amendment is subject to satisfaction, in the Administrative Agent’s sole discretion, of each of the following conditions precedent:

2.1    Delivery of Executed Loan Documents. Borrower and Syndication Parties (including any Replacement Lender) shall have delivered to the Administrative Agent this Third Amendment (or their approval thereof, in the case of Voting Participants), duly executed.

2.2    Representations and Warranties. The representations and warranties of Borrower in the Credit Agreement shall be true and correct in all material respects on and as of the Third Amendment Effective Date as though made on and as of such date.

2.3    No Potential Default or Event of Default. No Potential Default or Event of Default shall have occurred and be continuing under the Credit Agreement as of the Third Amendment Effective Date.

2.4    Payment of Fees and Expenses. Borrower shall have paid the Administrative Agent, by wire transfer of immediately available funds, all fees and expenses presently due under the Credit Agreement (as amended by this Third Amendment) and any other fees owing to the Administrative Agent or the Syndication Parties which are due on the Third Amendment Effective Date.

2.5    Appointment of Agent for Service. The Administrative Agent shall have received evidence satisfactory to the Administrative Agent that Borrower has appoint Corporation Service Company to serve as its agent for service of process at the New York, New York office, and that Corporation Service Company has accepted such appointment by Borrower.

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2.6    Documentation Required by Regulatory Authorities. The Syndication Parties shall have received, to the extent requested on or prior to five (5) Banking Days before the Third Amendment’s Effective Date, (a) all documentation and other information required by regulatory authorities under applicable “Know Your Customer” and anti-money laundering rules and regulations, including, without limitation, the USA Patriot Act and (b) a Beneficial Ownership Certification in relation to Borrower.

2.7    Organizational Documents. The Administrative Agent shall have received: (a) a good standing certificate, dated no more than thirty (30) days prior to the Third Amendment Effective Date, for Borrower for its state of incorporation; (b) a copy of the articles of incorporation of Borrower (and any amendments thereto), certified as true and complete by the Secretary or Assistant Secretary of Borrower; and (c) a copy of the bylaws of Borrower, certified as true and complete by the Secretary or Assistant Secretary of Borrower.

2.8    Evidence of Corporate Action. The Administrative Agent shall have received in form and substance satisfactory to the Administrative Agent: (a) documents evidencing all corporate action taken by Borrower to authorize (including the specific names and titles of Authorized Officers) the execution, delivery and performance of the Third Amendment, certified to be true and correct by the Secretary or Assistant Secretary of Borrower; and (b) a certificate of the Secretary or Assistant Secretary of Borrower, dated the Third Amendment Effective Date, certifying the names and true signatures of the Authorized Officers.

3.    General Provisions.

3.1    No Other Modifications. The Credit Agreement, as expressly modified herein, shall continue in full force and effect and be binding upon the parties thereto.

3.2    Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of Borrower, Administrative Agent, and the Syndication Parties, and their respective successors and assigns, except that Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of all the Syndication Parties.

3.3    Definitions. Capitalized terms used, but not defined, in this Third Amendment shall have the meaning set forth in the Credit Agreement (as amended hereby).

3.4    Severability. Should any provision of this Third Amendment be deemed unlawful or unenforceable, said provision shall be deemed several and apart from all other provisions of this Third Amendment and all remaining provision of this Third Amendment shall be fully enforceable.

3.5    Governing Law. To the extent not governed by federal law, this Third Amendment and the rights and obligations of the parties hereto shall be governed by, interpreted and enforced in accordance with the laws of the State of New York.

3.6    Loan Document. This Third Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

3.7    Headings. The captions or headings in this Third Amendment are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Third Amendment.

3.8    Counterparts. This Third Amendment may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all of the parties hereto.
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Copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by a party by telefax, facsimile, or e-mail transmission of a PDF document shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable. Any party delivering an executed counterpart of this Third Amendment by telefax, facsimile, or e-mail transmission of an Adobe ® file format document also shall deliver an original executed counterpart of this Third Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Third Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed as of the Third Amendment Effective Date.

[Signature Pages Follow]

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BORROWER:

CHS INC., a cooperative corporation formed under the laws of the State of Minnesota

By:	/s/ Olivia Nelligan
Name:	Olivia Nelligan
Title:	Executive Vice President and Chief Financial Officer
CHS INC.
THIRD AMENDMENT TO 2015 CREDIT AGREEMENT (10-YEAR TERM LOAN)
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ADMINISTRATIVE AGENT:

COBANK, ACB

By:	/s/ Michael Tousignant
Name:	Michael Tousignant
Title:	Vice President
CHS INC.
THIRD AMENDMENT TO 2015 CREDIT AGREEMENT (10-YEAR TERM LOAN)
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SYNDICATION PARTIES: COBANK, ACB

By:	/s/ Michael Tousignant
Name:	Michael Tousignant
Title:	Vice President
CHS INC.
THIRD AMENDMENT TO 2015 CREDIT AGREEMENT (10-YEAR TERM LOAN)
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COMPEER FINANCIAL, PCA, as a Syndication Party

By:	/s/ Daniel J. Best
Name:	Daniel J. Best
Title:	Director, Capital Markets
CHS INC.
THIRD AMENDMENT TO 2015 CREDIT AGREEMENT (10-YEAR TERM LOAN)
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COMPEER FINANCIAL, FLCA, as a Voting Participant

By:	/s/ Daniel J. Best
Name:	Daniel J. Best
Title:	Director, Capital Markets
CHS INC.
THIRD AMENDMENT TO 2015 CREDIT AGREEMENT (10-YEAR TERM LOAN)
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FARM CREDIT SERVICES OF AMERICA, PCA, as a Syndication Party

By:	/s/ Curt A. Brown
Name:	Curt A. Brown
Title:	Vice President
CHS INC.
THIRD AMENDMENT TO 2015 CREDIT AGREEMENT (10-YEAR TERM LOAN)
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AGCOUNTRY FARM CREDIT, FLCA, as a Voting Participant

By:	/s/ Warren Shoen
Name:	Warren Shoen
Title:	Sr. Vice President
CHS INC.
THIRD AMENDMENT TO 2015 CREDIT AGREEMENT (10-YEAR TERM LOAN)
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AGFIRST FARM CREDIT BANK, as a Voting Participant

By:	/s/ Michael C. Hawkins
Name:	Michael C. Hawkins
Title:	AVP
CHS INC.
THIRD AMENDMENT TO 2015 CREDIT AGREEMENT (10-YEAR TERM LOAN)
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AMERICAN AGCREDIT, FLCA, as a Voting Participant

By:	/s/ Daniel K. Hansen
Name:	Daniel K. Hansen
Title:	Vice President
CHS INC.
THIRD AMENDMENT TO 2015 CREDIT AGREEMENT (10-YEAR TERM LOAN)
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FARM CREDIT BANK OF TEXAS, as a Voting Participant

By:	/s/ Luis M. H. Requejo
Name:	Luis M. H. Requejo
Title:	Director Capital Markets
CHS INC.
THIRD AMENDMENT TO 2015 CREDIT AGREEMENT (10-YEAR TERM LOAN)
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FARM CREDIT EAST, ACA, as a Voting Participant

By:	/s/ Benjamin Thompson
Name:	Benjamin Thompson
Title:	Vice President
CHS INC.
THIRD AMENDMENT TO 2015 CREDIT AGREEMENT (10-YEAR TERM LOAN)
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FARM CREDIT MID-AMERICA, FLCA, as a Voting Participant

By:	/s/ Steven L. Moore
Name:	Steven L. Moore
Title:	Vice President
CHS INC.
THIRD AMENDMENT TO 2015 CREDIT AGREEMENT (10-YEAR TERM LOAN)
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FARM CREDIT WEST, FLCA, as a Voting Participant

By:	/s/ Nathan Garcin
Name:	Nathan Garcin
Title:	Vice President, Capital Markets
CHS INC.
THIRD AMENDMENT TO 2015 CREDIT AGREEMENT (10-YEAR TERM LOAN)
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FRESNO MADERA PRODUCTION CREDIT ASSOCIATION, as a Voting Participant

By:	/s/ Robert Herrick
Name:	Robert Herrick
Title:	D.C.M.
CHS INC.
THIRD AMENDMENT TO 2015 CREDIT AGREEMENT (10-YEAR TERM LOAN)
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GREENSTONE FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	/s/ Bradley Hibbert
Name:	Bradley Hibbert
Title:	VP of Capital Markets
CHS INC.
THIRD AMENDMENT TO 2015 CREDIT AGREEMENT (10-YEAR TERM LOAN)
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NORTHWEST FARM CREDIT SERVICES, FLCA, as a Voting Participant

By:	/s/ Casey Kinzer
Name:	Casey Kinzer
Title:	Vice President
CHS INC.
THIRD AMENDMENT TO 2015 CREDIT AGREEMENT (10-YEAR TERM LOAN)
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CAPITAL FARM CREDIT, FLCA, as a Voting Participant

By:	/s/ Vladimir Kolesnikov
Name:	Vladimir Kolesnikov
Title:	Capital Markets Director
CHS INC.
THIRD AMENDMENT TO 2015 CREDIT AGREEMENT (10-YEAR TERM LOAN)
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Exhibit 13.28
to Credit Agreement
Third Amendment Effective Date Voting Participants

Name	Participation Amount
AgCountry Farm Credit Services, FLCA	$35,380,000.00
AgFirst Farm Credit Bank	$24,400,000.00
American AgCredit, FLCA	$9,150,000.00
Capital Farm Credit, FLCA	$18,479,950.00
Compeer Financial, FLCA [1]	$29,280,000.00
Farm Credit Bank of Texas	$44,350,050.00
Farm Credit East, ACA	$6,710,000.00
Farm Credit Mid-America, FLCA	$29,280,000.00
Farm Credit West, FLCA	$12,200,000.00
Fresno Madera Production Credit Association, ACA	$5,063,000.00
GreenStone Farm Credit Services, FLCA	$14,640,000.00
Northwest Farm Credit Services, FLCA	$10,980,000.00
Yankee Farm Credit, ACA	$7,500,000.00

1 Immediately after giving effect to the Third Amendment, CoBank’s participation to Compeer Financial, FLCA shall be cancelled and Compeer Financial, FLCA shall no longer be a Voting Participant.
Exhibit 13.28

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Schedule 1
to Credit Agreement
SYNDICATION PARTIES AND INDIVIDUAL COMMITMENTS AND OUTSTANDING LOANS

Syndication Party Name	Existing Loans[2]	Individual Commitment – Revolving Facility	Revolving Loans[3]
CoBank, ACB[4]	$317,200,000.00	86.666666667%	$317,200,000.00
Compeer Financial, PCA (successor to AgStar Financial Services, PCA)	$29,280,000.00	8.000000000%	$29,280,000.00
Farm Credit Services of America, PCA[5]	$19,520,000.00	5.333333333%	$19,520,000.00
TOTAL	$366,000,000.00	100.00000000%	$366,000,000.00

2 Principal amount outstanding immediately prior to giving effect to the Third Amendment.
3 Principal amount outstanding as of the Third Amendment Effective Date.
4 Immediately after giving effect to the Third Amendment, CoBank will assign $29,280,000.00 of its Individual Commitment – Revolving Facility, to Compeer Financial, PCA.
5 Immediately after giving effect to the Third Amendment, Farm Credit Services of America, PCA, will assign $19,520,000.00 of its Individual Commitment – Revolving Facility, to CoBank, ACB.

Schedule 1

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Schedule 2
to Credit Agreement
APPLICABLE MARGIN AND COMMITMENT FEE AMOUNT

Subject to the provisions of Sections 3.5 and 3.6, the determination of the Applicable Margin, Revolving Facility Commitment Fee Amount and Term Facility Commitment Fee Amount will be (i) made effective five (5) Banking Days after the Administrative Agent receives quarterly financial statements from Borrower and (ii) determined, subject to Sections 3.5 and 3.6, as applicable, as set forth in the most recent Compliance Certificate received pursuant to Sections 9.2.1 and 9.2.2; however, no adjustments will be made to the LIBO Rate applicable to LIBO Rate Loans then outstanding until the end of their then current LIBO Rate Period. For the period from the Third Amendment Effective Date and until the Administrative Agent receives quarterly financial statements from Borrower for the Fiscal Quarter ended February 28, 2021, the Applicable Margin, Revolving Facility Commitment Fee Amount and Term Facility Commitment Fee Amount shall be determined pursuant to Tier 2.

TIER	Ratio of Consolidated Funded Debt to Consolidated Cash Flow	LIBO Rate Applicable Margin	Base Rate Applicable Margin	Revolving / Term Facility Commitment Fee Amount
Tier 1	≤ 2.00	150.0 basis points	50.0 basis points	15.0 basis points
Tier 2	> 2.00 ≤ 3.00	175.0 basis points	75.0 basis points	20.0 basis points
Tier 3	˃ 3.00	200.0 basis points	100.0 basis points	27.5 basis points

Schedule 2

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